Exhibit 99.1

William Blair 2015 Growth Stock Conference Bill Lucia, Chief Executive Officer June 10, 2015

Safe Harbor Statement This presentation contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements give our expectations or forecasts of future events; they do not relate strictly to historical or current facts. Forward-looking statements can be identified by words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes," "will," "target," "seeks," "forecast" and similar expressions and references to guidance. In particular, these include statements relating to future actions, business plans, objectives and prospects, and future operating or financial performance. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the market price of the Company's common stock prevailing from time to time; the nature of other investment opportunities presented to the Company from time to time; the Company's cash flows from operations, available cash, and ability to borrow or use credit, general economic conditions, and other factors identified in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC; variations in our results of operations; changes in the U.S. healthcare environment and steps we take in anticipation of such changes; regulatory, budgetary or political actions that affect procurement practices; our ability to retain customers or the loss of one or more major customers, including through our failure to reprocure a contract or the reduction in scope or early termination of one or more of our significant contracts; our ability to effectively manage our growth to execute on our business plans; the risk that revenue or guidance may not be achieved; the risk that HMS will not receive a contract award for any current or future procurement or reprocurement or that either or both may be delayed or cancelled; the risk of negative or reduced growth rate of spending on Medicaid/Medicare, simplification of the healthcare payment process or programmatic changes that diminish the scope of benefits; the risk that CMS may not support the RAC program or that the terms may be adverse to HMS; the risk CMS may cancel future reprocurements or may change the RAC program and reduce future fees or scope, and may require repayment of certain prior fees; our ability to retain customers or the loss of one or more major customers; customer dissatisfaction or early termination of contracts triggering significant costs or liabilities; the development by competitors of new or superior products or services; the emergence of new competitors, or the development by our customers of in-house capacity to perform the services we offer; all the risks inherent in the development, introduction, and implementation of new products and services; our failure to comply with laws and regulations governing health data or to protect such data from theft and misuse; our ability to maintain effective information systems and protect them from damage, interruption or breach; restrictions on our ability to bid on/perform certain work due to other work we currently perform; the risks and uncertainties attendant to litigation; our ability to successfully integrate any acquisitions and the risk that such acquisitions will not result in the anticipated benefits; our ability to continue to secure contracts through the competitive bidding process and to accurately predict the cost and time to complete such contracts; unanticipated changes in our effective tax rates; the risk of security breaches of our technology systems and networks; the risk that our efforts to protect intellectual property rights, confidential and proprietary information, or confidential or proprietary information of others in our possession, will not be adequate; our compliance with the covenants and obligations under the terms of our credit facility and our ability to generate sufficient cash to cover our interest and principal payments thereunder; and negative results of government or customer reviews, audits or investigations to verify our compliance with contracts and applicable laws and regulations. A further description of these and other risks, uncertainties, and related matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which is available at www.hms.com under the "Investor Relations" tab and at www.sec.gov. Factors or events that could cause actual results to differ may emerge from time to time and it is not possible for us to predict all of them. Any forward-looking statements are made as of the date of this presentation and we do not undertake an obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. William Blair 2015 Growth Stock Conference / June 10, 2015

Presentation Outline Pages Business Overview 1 – 8 Growth Drivers 9 – 11 A Business Model Built for Success 12 – 13 Strategic Overview 14 Update: 2015 State Reprocurements 15 1Q 2015 Financial Highlights 16 Expectations for 2015 17 Appendix 18 – 23 William Blair 2015 Growth Stock Conference / June 10, 2015

Business Overview

Business Overview HMS provides coordination of benefits and payment integrity solutions, utilizing data analytics and clinical reviews, to help government and commercial payers contain healthcare claim costs A Healthcare Information Technology Company William Blair 2015 Growth Stock Conference / June 10, 2015 / 1

Business Overview Claims Payment Accuracy for Our Clients Identifying the correct party to pay claims – (Coordination of Benefits – COB) Determining if billed claims are accurate and appropriate - (Payment Integrity – PI) The proper setting The appropriate care At the correct billed amount – consistent with client payment policies and contracts Identifying the Responsible Party and Confirming Proper Billing William Blair 2015 Growth Stock Conference / June 10, 2015 / 2

Large Installed Client Base Business Overview Our Markets / Our Clients Data as of March 31, 2015 1 Includes customer relationship with parent or major subsidiary William Blair 2015 Growth Stock Conference / June 10, 2015 / 3 45 States and the District of Columbia State Over 230 health plans nationally, including 17 of the 25 largest1 Commercial CMS and the Department of Defense Federal

Medicaid1 1 CMS Office of the Actuary, National Healthcare Expenditure Data – Historical and Projections 1960-2023 (September 2014) Significant Growth In Expenditures Projected Through 2020 Business Overview We Serve Large and Growing Populations Medicare1 Commercial1 William Blair 2015 Growth Stock Conference / June 10, 2015 / 4 +41% +27%

Business Overview Our Products: Coordination of Benefits Prospective cost avoidance Retrospective cost recoveries Subrogation – Casualty / Workers’ Comp Dependent eligibility audits Ensuring Healthcare Claims are Paid by the Responsible Party Data as of December 31, 2014 William Blair 2015 Growth Stock Conference / June 10, 2015 / 5

Business Overview Our Products: Payment Integrity Clinical reviews – automated and complex Compliance audits Financial reviews Overpayment identification / recovery Long term care audits Credit balance audits Fraud, waste and abuse services Ensuring Healthcare Claims are Paid Correctly Data as of December 31, 2014 William Blair 2015 Growth Stock Conference / June 10, 2015 / 6

Business Overview Prepay Clinical Reviews Moves detection of improper payments upstream to prepay Leverages post-pay targeting methodology Utilizes historically strong clinical staff expertise Enables clients to capture identified savings before claim payments are made Paying Claims Accurately the First Time Has Significant Advantages for Payers William Blair 2015 Growth Stock Conference / June 10, 2015 / 7

Business Overview Our Competitive Strengths Expansive healthcare insurance eligibility and paid claims database – ability to normalize Proprietary analytics built over 40 years Sophisticated technology platform Clinical depth – physicians and nurses across all specialties Reimbursement and payment policy expertise Large installed client base – many long term customers The Keys to Our Success in a Competitive Marketplace William Blair 2015 Growth Stock Conference / June 10, 2015 / 8

Growth Drivers

Growth Drivers

The Addressable Error Opportunity

In 2014, an estimated $1.1 trillion in claims were paid by the Federal (Medicare) and state (Medicaid) governments[1]

- An estimated $89 billion was paid in error[2]

In 2014, an estimated $1.0 trillion in claims were paid by private health plans (including Medicare Advantage and Medicaid Managed care)[1]

- An estimated $39 billion was paid in error[3]

Erroneous Payments Estimated at Nearly $130 Billion in 2014

[1] CMS Office of the Actuary, National Healthcare Expenditure Data–Historical and Projections 1960-2023 (September 2014)
[2] Estimates by paymentaccuracy.gov – 5.6% error rate for Medicaid and 9.9% for Medicare
[3] Assumes private plans spend more to reduce errors and achieve lower error rates of ~4%.

William Blair 2015 Growth Stock Conference / June 10, 2015 / 9

Growth Drivers

What is Fueling Our Growth?

Macro Environment

- Medicaid growth of ~20% nationally in 2014[1] and ~6% additional growth projected in 2015
- Aging baby boomers – projected Medicare enrollment increase of ~30% by 2023[2]
- Increasing complexity of eligibility and payment models, making payment accuracy more of a focus for payers
- Cost pressures on commercial payers – looking for ways to increase efficiency and lower expenses

Medicare, Medicaid and Commercial Opportunities Are All Growing

[1] Medicaid enrollment reported by CMS through 12/31/14, compared to enrollment as of 10/1/13 which was the beginning of Marketplace open enrollment.
[2] CMS Office of the Actuary, National Healthcare Expenditure Data–Historical and Projections 1960-2023 (September 2014). Projected Medicare growth from 52.7 million in 2014 to 68.4 million in 2023.

William Blair 2015 Growth Stock Conference / June 10, 2015 / 10

HMS Specific Expanded commercial sales force in 2014 New Customers – primarily commercial Expansion of existing client relationships – new lives added or selling additional products to current customers Product yield enhancement – process improvements and new analytics leverage infrastructure Focusing on Commercial Opportunities and Operational Efficiency Growth Drivers What is Fueling Current Growth? William Blair 2015 Growth Stock Conference / June 10, 2015 / 11

A Business Model Built for Success

A Business Model Built for Success What Makes The HMS Business Model Successful? Finding and correcting erroneous payments is top of mind for payers Measurable and high ROI results are produced consistently for customers The breadth and depth of our healthcare reimbursement expertise Extensive client data, complex algorithms and robust technology facilitate sophisticated analytics Contingency fee based services are viewed as a “risk-free” revenue source by customers A seasoned management team focused on delivering value to all stakeholders A Predictable Revenue Source for Our Clients William Blair 2015 Growth Stock Conference / June 10, 2015 / 12

A Business Model Built for Success Our Value Proposition – High ROI for Clients A Typical Example Customers Generally Experience ROIs of 10:1-15:1 or Higher William Blair 2015 Growth Stock Conference / June 10, 2015 / 13 ~$215 million (combined actual dollars saved and cost avoidance opportunities identified) National Client Savings (2014) ~$19 million HMS Fees 11:1 return on investment (ROI) for our client Results

Strategic Overview

Strategic Overview Focusing on the Commercial Opportunity/Operational Efficiency Diversifying beyond government contracts in recent years, while maintaining strong state Medicaid presence Following the lives from government fee-for-service programs into managed care – Medicaid and Medicare Only in the early innings of growing partnerships with Commercial plans Intense focus on organizational efficiency to convert sales to revenue; improve product yield; and reduce overall operating costs Actively considering acquisitions that could supplement our core offerings or expand our data analytic capacity to better serve commercial customers Strategy Supports Commercial Growth William Blair 2015 Growth Stock Conference / June 10, 2015 / 14

Update: 2015 State Reprocurements

Massachusetts TPL extended for 21 months – until 12/31/16 Florida – HMS was recommended for contract award on 5/11/15 for 11/1/15 start date1 Wisconsin Casualty – new two-year contract award received in April (7/1/15 start) Oklahoma TPL – new one-year contract award received in May (7/1/15 start) New Jersey proposal submitted (4/28/15 due date) – current contract extended until 7/31/15 New York State proposal submitted (5/5/15 due date) – current contract expires on 1/6/16 New Mexico TPL – new four year contract award received in June (expected 7/1/15 start) Kansas proposal was submitted (1/21/15 due date) – current contract2 expires on 6/30/17 Illinois RFP released on 6/5/15 (6/18/15 due date) Three Additional RFPs Expected to be Issued by Year-End3 Update: 2015 State Reprocurements 9 State Reprocurements Completed / In Process 1 HMS is currently a subcontractor to Xerox State Healthcare 2 HMS is a subcontractor to HP Enterprise Services 3 Tennessee TPL, Wisconsin TPL and Washington State TPL William Blair 2015 Growth Stock Conference / June 10, 2015 / 15

1Q 2015 Financial Highlights

Adjusted EPS of $0.11 per share1 included litigation expense2 Revenue, excluding Medicare RAC, of $108.0 million was 14.8% higher than the prior year 1Q Commercial revenue was up 17.1% year-over-year State government revenue was up 15.0% year-over-year Medicare RAC revenue was $2.3 million Medicaid Coordination of Benefits revenue increased 24.7% year-over-year Effective tax rate of 41.7% 1Q Financial Results First Quarter 2015 Financial Performance Full Year Revenue Expectations Unchanged 1 Adjusted EPS is a non-GAAP measure 2 $2.7 million or $0.02 per share adjusted EPS impact related to the PCG litigation William Blair 2015 Growth Stock Conference / June 10, 2015 / 16

Expectations for 2015

Expectations for 2015 Revenue Growth and Focus on Cost Savings 7-9% total revenue growth, excluding Medicare RAC 20% commercial revenue growth Flat state revenue, due primarily to the high incidence of cost avoidance work in 2014 due to Medicaid expansion which will not be repeated at the same level in 2015 Ongoing efforts to reduce cost and improve product yield should contribute to margin expansion Medicare RAC revenue of ~ $3 Million per quarter RAC reprocurement RFPs cancelled by CMS1 Audit scope under current contracts unchanged Normalized full-year tax rate of 42% Commercial Business is Key Driver of Expected 2015 Revenue Growth William Blair 2015 Growth Stock Conference / June 10, 2015 / 17 1 CMS issued a Notice of Cancellation on 6/4/15 withdrawing RFQs for Recovery Audit Contracts in Regions 1-5

Summing Up William Blair 2015 Growth Stock Conference / June 10, 2015

Appendix Company Statistics Core Products Market and Product Revenue 1Q 2015 Consolidated Statements of Income Medicare RAC, State and Commercial Revenue (2013 – 2015) Projected Growth of Managed Medicaid Through 2020

Appendix Company Statistics Established in 1974 Publicly traded since 1992 (NASDAQ: HMSY) Serving government healthcare programs since 1985 Serving private health insurers since 2005 Offices in ~20 states and the District of Columbia Average employment of ~2225 employees during Q1‘15 William Blair 2015 Growth Stock Conference / June 10, 2015 / 18

Claims Paid by the Responsible Party (COB) Claims Paid Accurately (PI) Appendix Core Product Suite: Driving Payment Accuracy Eligibility Verification Coordination of Benefits Dependent Eligibility Audits Real-Time COB TPL Recovery Premium Payment Subrogation Workers’ Comp Asset Verification HIPP Pre-Pay Utilization Review Coding Errors Automated and Complex Clinical Reviews Utilization Management Medical Necessity Pharmacy Audit Credit Balance Review Special Investigations Claim Audits Medical Bill Audits Fraud Pattern Identification William Blair 2015 Growth Stock Conference / June 10, 2015 / 19

Appendix Market and Product Revenue ($ in millions) Note: Due to rounding, sums of individual items may not equal totals 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 Total Revenue by Market (1) Act Act Act Act Act Act Act Act Act State Government 52.5 53.2 49.7 52.1 52.0 55.1 60.1 58.7 59.8 Federal (without MC RAC) 5.2 4.7 4.3 4.5 4.1 4.0 5.2 4.3 4.5 Commercial 34.1 39.1 37.8 38.1 36.9 44.4 44.6 45.0 43.2 Other 2.1 2.0 2.9 1.6 1.1 1.8 2.6 1.4 0.5 Total Revenue w/o MC RAC 93.8 99.0 94.7 96.2 94.1 105.3 112.4 109.4 108.0 MC RAC 22.8 26.8 33.0 25.4 10.6 7.3 1.4 2.8 2.3 Total HMS Revenue 116.6 125.8 127.8 121.6 104.7 112.6 113.8 112.2 110.3 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 Total Revenue by Product (1) Act Act Act Act Act Act Act Act Act COB 69.0 71.3 67.0 65.8 66.8 77.6 86.6 81.6 83.3 PI (without MC RAC) 24.8 27.7 27.8 30.4 27.3 27.7 25.8 27.8 24.7 Total Revenue w/o MC RAC 93.8 99.0 94.7 96.2 94.1 105.3 112.4 109.4 108.0 MC RAC 22.8 26.8 33.0 25.4 10.6 7.3 1.4 2.8 2.3 Total HMS Revenue 116.6 125.8 127.8 121.6 104.7 112.6 113.8 112.2 110.3 William Blair 2015 Growth Stock Conference / June 10, 2015 / 20

Appendix

Consolidated Statements of Income

	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014	$ Change	% Change	Three Months Ended March 31, 2015	Three Months Ended December 31, 2014	$ Change	% Change
Revenue without Medicare RAC	$ 108,008	$ 94,109	$ 13,899	15%	$ 108,008	$ 109,401	$ (1,393)	(1%)
Medicare RAC revenue	2,316	10,598	(8,282)	(78%)	2,316	2,760	(444)	(16%)
Total revenue	110,324	104,707	5,617	5%	110,324	112,161	(1,837)	(2%)
Cost of services	81,041	80,421	620	1%	81,041	87,027	(5,986)	(7%)
Selling, general & administrative expenses	21,302	16,489	4,813	29%	21,302	25,225	(3,923)	(16%)
Total operating expenses	102,343	96,910	5,433	6%	102,343	112,252	(9,909)	(9%)
Operating income (loss)	7,981	7,797	184	2%	7,981	(91)	8,072	(8870%)
Net interest expense and other income	(1,943)	(2,055)	112	(5%)	(1,943)	(1,942)	(1)	0%
Income (loss) before income taxes	6,038	5,742	296	5%	6,038	(2,033)	8,071	(397%)
Income taxes	2,516	2,389	127	5%	2,516	361	2,155	597%
Net income (loss)	$ 3,522	$ 3,353	$ 169	5%	$ 3,522	$ (2,394)	$ 5,916	(247%)
Net income (loss) per diluted share	$ 0.04	$ 0.04	$ -	0%	$ 0.04	$ (0.03)	$ 0.07	(233%)
Weighted average common shares, diluted	88,624	87,935	689	1%	88,624	87,839	785	1%
Diluted adjusted EPS	$ 0.11	$ 0.11	$ -	0%	$ 0.11	$ 0.03	$ 0.08	267%

($ in thousands, except per share amounts)

William Blair 2015 Growth Stock Conference / June 10, 2015 / 21

Medicare RAC Data as of March 31, 2015 Higher State and Commercial Revenue Helped Mitigate Dramatic Decline in 2014 Medicare RAC Revenue State Commercial Appendix Medicare RAC, State and Commercial Revenues (2013-2015) William Blair 2015 Growth Stock Conference / June 10, 2015 / 22 52 53 50 52 52 55 60 59 60 0 10 20 30 40 50 60 70 34 39 38 38 37 44 45 45 43 0 5 10 15 20 25 30 35 40 45 50 23 27 33 25 11 7 1 3 2 0 5 10 15 20 25 30 35

SOURCE: Health Management Associates presentation to Community Health Care Association of New York, “Medicaid in a Time of Historic Change and Transformation,” October 20, 2014 for all data except 2014. 2014 data source: Avalere Health LLC analysis “Medicaid Managed Care Enrollment Set to Grow by 13.5 Million,” October 23, 2014, and CMS Office of the Actuary, National Health Expenditures Data, NHE Historical and Projections 1960-2023, Table 17, September 2014. U.S. Medicaid Managed Care Enrollment Projected to Double from 2010 to 2020 Medicaid Expansion Should Continue to Fuel Commercial Growth Appendix Managed Medicaid is Projected to Grow Through 2020 6% 38% 50% 73% 85% Managed Medicaid as percentage of total Medicaid enrollment Millions of U.S. Medicaid Enrollees in Managed Care Organizations William Blair 2015 Growth Stock Conference / June 10, 2015 / 23 2 17 35 53 70 0 10 20 30 40 50 60 70 80 1991 2000 2010 2014 2020 (Proj.)

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